FINANCIAL INVESTORS TRUST ALPS | WESTPORT RESOURCES HEDGED HIGH INCOME FUND Class A: INCAX | Class C: INCCX | Class I: INCIX Summary Prospectus February 28, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.alpshedgedhighincome.com/regulatory-reports.php. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2015, along with the Fund’s most recent annual report dated October 31, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The primary investment objective of the Fund is to seek to provide high current income. The Fund’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 114 of this Prospectus and in “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 99 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.70%	1.70%	1.70%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	1.69%	1.80%	1.69%
Shareholder Services Fees	0.15%	0.25%	0.00%
Other Fund Expenses	1.54%	1.55%	1.69%
Total Annual Fund Operating Expenses	3.64%	4.25%	3.39%
Fee Waiver and/or Expense Reimbursement(1)	-1.25%	-1.26%	-1.40%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	2.39%	2.99%	1.99%

(1)	Westport Resources Management, Inc. (“Westport Resources”), one of the Fund’s co-investment advisers, has contractually agreed to waive its management fee and/or reimburse Fund expenses to the extent the Fund’s Total Annual Operating Fund Expenses (excluding distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.99% of the Fund’s average daily net assets. This agreement is in effect through February 29, 2016. Westport Resources will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. This agreement may only be terminated during the period by the Board of Trustees of Financial Investors Trust.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Class A Shares	$779	$1,494	$2,229	$4,152
Class C Shares	$402	$1,175	$2,061	$4,334
Class I Shares	$202	$911	$1,643	$3,577
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$779	$1,494	$2,229	$4,152
Class C Shares	$302	$1,175	$2,061	$4,334
Class I Shares	$202	$911	$1,643	$3,577

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from December 31, 2013 (Fund inception) through October 31, 2014, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund will seek to achieve its investment objective by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income related securities, using a combination of long-short, long-only and hedging strategies.

ALPS | WESTPORT RESOURCES HEDGED HIGH INCOME FUND

Fixed income securities in which the Fund will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. These include, among others, corporate bonds and bank loans, as well as asset-backed securities and mortgage-backed securities. The Fund may also invest in derivative instruments, including options, financial futures, options on futures and swaps, that seek to provide the same or similar economic impact as a physical investment in the above securities. The below-investment grade fixed income securities in which the Fund may invest are commonly referred to as “high-yield” or “junk” securities, and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. It is expected that the Fund will keep its average duration equal to or below 3 years. Hedging strategies are used by the Fund in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Fund, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivatives may also be used for currency and interest rate hedging purposes.

The Fund is managed by ALPS Advisors, Inc. (“ALPS Advisors”) and Westport Resources Management, Inc. (“Westport Resources”), who serve as co-investment advisers to the Fund (collectively, the “Co-Advisers”). ALPS Advisors provides certain portfolio support services and compliance monitoring for the Fund, including assuming a portion of the responsibility for monitoring the services provided by the sub-advisers. Westport Resources manages the Fund’s investment program and selects, subject to the approval of the Fund’s Board of Trustees, sub-advisers to the Fund.

As part of its investment strategy, the Fund will employ a multi-manager approach. Below is a description of the investment sub-strategies that may be used. The Fund may use a variation of these sub-strategies or another strategy offered by the sub-advisers.

•	Senior Loan Floating Rate Strategy The senior loan floating rate strategy concentrates on liquid investment opportunities in senior-secured and second-lien loans and bonds.

•	Short Duration High Yield Strategy The short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility. The portfolio managers seek to identify short-maturity high yield bonds in smaller, less-followed companies, hedged with the ETF of the Russell 2000® Index.

•	Relative Value Long/Short Debt Strategy The relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities.

Westport Resources may change the allocation of the Fund’s assets among the available sub-advisers or investment options. In addition to investments executed by the sub-advisers, Westport Resources may invest the Fund’s assets directly in the same manner as any sub-adviser in pursuit of the Fund’s investment objective.

The Fund and the Co-Advisers have requested that the Securities and Exchange Commission grant an order that allows Westport Resources to hire a new sub-adviser or sub-advisers, subject to supervision and approval of the Board of Trustees, but without shareholder approval (the “Exemptive Order”). Until that Exemptive Order is granted, shareholder approval is required if Westport Resources hires a new sub-adviser. Pursuant to the Exemptive Order, Westport Resources will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub-adviser. However, there is no guarantee that such an order will be issued.

As of the date of this Prospectus, Westport Resources and the Fund have entered into agreements with the following sub-advisers with respect to the Fund:

•	Senior Loan Floating Rate Strategy

Sound Point Capital Management, L.P. (“Sound Point”)

•	Short Duration High Yield Strategy

Concise Capital Management, LP (“Concise”)

•	Relative Value Long/Short Debt Strategy

Amundi Smith Breeden LLC (“Amundi Smith Breeden”)

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risks and conversion value-related equity risk.
•	Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.
•	Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.
•	Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.
•	Derivatives Risk. The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. Long options positions may expire worthless.

•	ETF Investment Risk. Exchange-Traded Funds (“ETFs”) are investment companies that are bought and sold on a securities exchange. The price of an ETF can fluctuate within a wide range, and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF.
•	Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.
•	High Yield or Junk Bond Risk. The Fund may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.
•	Income Generation Risk. The Fund fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Fund’s ability to meet its stated investment objective.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
•	Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.
•	Risk of Investing in Other Investment Companies. To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees.
•	Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Mortgage-Backed and Asset-Backed Risk. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities are susceptible maturity risk because issuers of securities are able to prepay principal due on these securities, particularly during periods of declining interest rates.
•	Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.
•	Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.
•	Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Small and Medium Company Credit Risk. From time to time, the Fund may invest significantly in small-capitalization and mid-capitalization company debt issues, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

ALPS | WESTPORT RESOURCES HEDGED HIGH INCOME FUND

•	Repurchase Agreement Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.
•	Short Sales Risk. The Fund may engage in short sales, which are subject to special risks. A short sale involves the sale by the Fund of a security or instrument that it does not own with the hope of purchasing the same security or instrument at a later date at a lower price. The Fund may also enter into a short derivative position through a futures contract or swap agreement.
•	Managed Portfolio Risk. Westport Resources’ or a Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.
•	Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.
•	Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

Performance Information

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information will be available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Investment Advisers and Sub-advisers

ALPS Advisors and Westport Resources serve as co-investment advisers to the Fund. As of this date of this Prospectus, Sound Point, Concise, and Amundi Smith Breeden each serve as a sub-adviser to the Fund (each, a “Sub-Adviser”).

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio on behalf of Westport Resources:

Michael E. Portnoy and Mark R. Tonucci of Westport Resources, have been co-portfolio managers of the Fund since its inception in December, 2013.

The following individuals are primarily responsible for the day-to-day management of the Fund’s assets allocated to each on behalf of the Sub-Advisers since the Fund’s inception:

Sound Point

Stephen Ketchum, Managing Partner of Sound Point. Mr. Ketchum founded Sound Point in 2009. Rick Richert is a portfolio manager of Sound Point.

Concise

Glenn Koach, President of Concise. Mr. Koach co-founded Concise in 2004.

Tom Krasner, Principal and Portfolio Manager of Concise. Mr. Krasner co-founded Concise in 2004.

Amundi Smith Breeden

Jon Duensing, Deputy Chief Investment Officer and Senior Portfolio Manager of Amundi Smith Breeden. Mr. Duensing joined the firm in 1996.

Purchase and Sale of Fund Shares

The Fund offers investors three classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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